                                                                   Exhibit 10.12



EROL'S INTERNET, INC.



------------------------------------------------------------------------
                             EROL'S INTERNET, INC.

                                  STOCK PLAN
------------------------------------------------------------------------

                             EROL'S INTERNET, INC.
                                  STOCK PLAN

                               Table of Contents
                               -----------------


                                                                     Page
                                                                     ----

Article I.  Purpose of the Plan and Definitions.....................   4
1.1     Purpose.....................................................   4
1.2     Definitions and Usage.......................................   4

Article II.  Administration of the Plan.............................   8
2.1     Administration of the Plan..................................   8
2.2     Authority of the Committee..................................   8
2.3     Finality of Decisions by the Committee......................   10
2.4     Limitations on Liability of Members of the Committee........   10

Article III.  Stock Subject to the Plan.............................   11
3.1     Stock Subject to the Plan...................................   11

Article IV.  Awards and Grants......................................   12
4.1     Eligibility.................................................   12
4.2     Awards Under the Plan.......................................   12
4.3     Stockholders' Agreement.....................................   12
4.4     Company's Right of First Refusal............................   12

Article V.  Stock Options...........................................   14
5.1     Stock Options...............................................   14

Article VI.  Stock Appreciation Rights..............................   20
6.1     Stock Appreciation Rights...................................   20

Article VII.  Restricted Stock......................................   22
7.1     Restricted Stock............................................   22

Article VIII.  Change in Control....................................   25
8.1     Impact of Change in Control.................................   25
8.2     Definition of "Change in Control"...........................   25

Article IX.  Amendments and Termination.............................   26
9.1     Amendments and Termination of the Plan......................   26
9.2     Amendments of Awards........................................   26
9.3     Term of the Plan............................................   26
9.4     Severability................................................   26


Article X.  Unfunded Status of the Plan.............................   27
10.1    Unfunded Status of the Plan.................................   27

Article XI.  General Provisions.....................................   28
11.1    General Provisions..........................................   28

Article XII.  Approval by Shareholders..............................   30
12.1    Approval by Shareholders....................................   30

                                   ARTICLE I

                      Purpose of the Plan and Definitions

Section 1.1.  Purpose.  The purpose of the Erol's Internet, Inc. Stock Plan
              -------
("Plan") is to enable employees and officers, as well as Eligible Independent Contractors (as hereinafter defined), of Erol's Internet, Inc. (the "Company") and its Affiliates (as hereinafter defined) to (i) own shares of Stock in the Company, (ii) participate in the shareholder value of the Company, (iii) have a mutuality of interest with other shareholders of the Company, and (iv) enable the Company to attract, retain and motivate employees, officers, and independent contractors of particular merit.

        The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the "Securities Act"). Except to the extent any other exemption from the Securities Act is expressly relied upon in connection with any agreement entered into pursuant to the Plan or the securities issuable hereunder are registered under the Securities Act, the issuance of Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of awards and shares of Stock issuable upon exercise of an award are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.

Section 1.2.  Definitions and Usage.  For the purposes of the Plan, the
              ---------------------
following terms, when used with capital initial letters, shall have the meanings set forth below:

        "Affiliate" means a corporation which, for purposes of Section 422 of
         ---------
        the Code, is a parent or subsidiary of the Company.


        "Board" means the Board of Directors of the Company.
         -----

        "Cause" means the termination of a Participant's service with the
         -----
        Company because of (i) a felony conviction of the Participant; (ii) the commission by such Participant of an act of fraud or embezzlement against the Company; (iii) willful misconduct materially detrimental to the Company; (iv) the Participant's continued failure to implement reasonable requests or directions arising from actions of the Board after thirty (30) days written notice to the Participant; (v) the wrongful dissemination of confidential or proprietary information; (vi) the engagement in Competitive Activities; or (vii) the intentional and habitual neglect by the Participant of his or her duties to the Company.

        "Change in Control" has the meaning set forth in Section 8.2 of the
         -----------------
        Plan.

        "Code" means the Internal Revenue Code of 1986, as amended from time to
         ----
        time, and any regulations issued thereunder.

        "Committee" means the Board or committee of Board members appointed
         ---------
        pursuant to Section 2.1 of the Plan to administer the Plan.

        "Competitive Activities" means a Participant who during the term of
         ----------------------
        employment with the Company or an Affiliate directly or indirectly competes or interferes with the Company or an Affiliate in the research, development, manufacture, licensing, patenting or marketing of any direct or indirect internet access service, or any other service, equipment or devices functionally similar to or which may compete with a product or with technology of the Company or an Affiliate. The term "compete" as used herein means to engage directly or indirectly either as a proprietor, partner, employee, agent, consultant, director, officer, shareholder or in any other capacity or manner whatsoever. The phrase "interfere with" includes, but is not limited to, soliciting or selling services or products which provide similar functions to any of the Company's or an Affiliate's services or products to any current or potential customer of the Company or an Affiliate.

        The provisions of this Section shall not prevent a Participant from investing any assets in securities of any corporation provided that such investments do not, directly or indirectly, result in the Participant, family members and other affiliates, collectively (i) owning beneficially at any time five percent (5%) or more of the equity securities of any corporation engaged in a business competitive with the Company or an Affiliate, or (ii) otherwise being able to control or actively participate in the business decisions of such competing business.

        The provisions of this Section shall be enforced to the fullest extent permissible under the laws and public policies applied to each jurisdiction in which enforcement is sought. If any particular provision or portion of this Section shall be adjudicated to be invalid or unenforceable, this Section shall be deemed amended to interpret such provision or portion thereof so adjudicated to be invalid or unenforceable to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable, such amendment to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.

        "Company" means Erol's Internet, Inc., or any successor organization,
         -------
        and its Affiliates.

        "Disability" means the total and permanent disability of a Participant
         ----------
        (incurred while in the active service of the Company or its Affiliates) based on proof satisfactory to the Committee. Total and permanent disability shall mean the inability of the Participant to engage in any substantial gainful activity for the Company or its Affiliates by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration, as determined by a physician or physicians selected by the Committee or other medical evidence satisfactory to the Committee.

        "Effective Date" shall be December 27, 1996.
         --------------

        "Eligible Independent Contractor" means an independent contractor hired
         -------------------------------
        by the Company to provide consulting, technical, business, or other professional services for the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         ------------

        "Fair Market Value" of a share of Stock for any purpose on a particular
         -----------------
        date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of Incentive Stock Options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

        "Incentive Stock Option" means any Stock Option intended to be an
         ----------------------
        "incentive stock option" within the meaning of Section 422 of the Code.

        "Non-Qualified Stock Option" means any Stock Option that is not an
         --------------------------
        Incentive Stock Option.

        "Optionee" means an individual who receives an Option under the Plan.
         --------

        "Participant" means an individual to whom an award is granted pursuant
         -----------
        to the Plan.

        "Plan" means the Erol's Internet, Inc. Stock Plan, as hereinafter
         ----
        amended from time to time.

        "Restricted Stock" means an award of shares of Stock that is subject to
         ----------------
        restrictions pursuant to Article VII of the Plan.

        "Retirement" means retirement from active employment or other service
         ----------
        with the Company pursuant to the normal or early retirement policy and procedures of the Company.

        "Rule 16b-3" means Rule 16b-3 as in effect under the Exchange Act on the
         ----------
        effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

        "Stock" means the voting and nonvoting common stock of Erol's Internet,
         -----
        Inc.

        "Stock Appreciation Right" means the right, pursuant to an award granted
         ------------------------
        under Article VI of the Plan, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or shares of Stock equal in value to the excess of (i) the Fair Market Value, as of the date such right is exercised and the related Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Appreciation Right (or such portion thereof).

        "Stock Option" or "Option" means any option to purchase shares of Stock
         ------------      ------
        (including Restricted Stock, if the Committee so determines) granted pursuant to Article V of the Plan.

        Except where otherwise indicated by the context, any masculine terminology used herein also shall include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                                  ARTICLE II

                          Administration of the Plan

Section 2.1.  Administration of the Plan.
              --------------------------

        (a)    Procedure.  The Plan shall be administered by the Board.  In the
               ---------
alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

               Members of the Board or Committee who are either eligible for awards or have been granted awards may vote on any matters affecting the administration of the Plan or the grant of awards pursuant to the Plan, except that no such member shall act upon the granting of an award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an award to him or her.

               The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        (b)    Procedure After Registration of the Stock.  Notwithstanding the
               -----------------------------------------
provisions of Section 2.1(a) of the Plan, in the event that the Stock or any other capital stock of the Company becomes registered under Section 12 of the Exchange Act, the members of the Committee shall be both "Non-Employee Directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code. Upon and after the point in time that the Stock or any other capital stock of the Company becomes registered under
Section 12 of the Exchange Act, the Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 9.1 of the Plan.

Section 2.2.   Authority of the Committee.  In particular, the Committee shall,
               --------------------------
subject to the limitations and terms of the Plan, have the authority to:

        (a) select the officers and other employees of the Company, as well as Eligible Independent Contractors to whom Stock Options, Stock Appreciation Rights and/or Restricted Stock may from time to time be granted hereunder. In selecting the officers, employees, and Eligible Independent Contractors to whom awards shall be granted under the Plan, the Committee may, in its sole discretion, act on any recommendation made by the Chief Executive Officer of the Company;

        (b) determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, and/or Restricted Stock, or any combination thereof, are to be granted hereunder;

        (c) determine the number of shares to be covered by each such award granted hereunder;

        (d) determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the option or exercise price and any restriction or limitation, based upon such factors as the Committee shall determine, in its sole discretion;

        (e) determine whether and under what circumstances a Stock Option may be exercised and settled in cash or Stock or without a payment of cash;

        (f) determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant;

        (g) amend the terms of any outstanding award (with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including amendments concerning vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant's right with respect to awards granted under the Plan, as a result of termination of employment or service or otherwise, based on such factors as the Committee shall determine, in its sole discretion;

        (h) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;

        (i) interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and otherwise settle all claims and disputes arising under the Plan;

        (j) employ attorneys, consultants, accountants, or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons; and

        (k)    otherwise supervise the administration of the Plan.

Section 2.3.  Finality of Decisions by the Committee.  The Committee shall have
              --------------------------------------
the broad discretionary authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable to interpret the terms and provisions of the Plan and any award granted under the Plan (and any agreements relating thereto and to otherwise supervise the administration of the Plan). All decisions made by the Committee pursuant to the provisions of the Plan and all interpretations and determinations made by the Committee in good faith shall be final and binding on all persons, including the Company and the Participants.

Section 2.4.  Limitations on Liability of Members of the Committee.  No member
              ----------------------------------------------------
of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or awards made hereunder, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE III

                           Stock Subject to the Plan

Section 3.1.  Stock Subject to the Plan.
              -------------------------

          (a) Subject to adjustments as provided below in this Section 3.1 of the Plan, the shares of Stock that may be delivered or purchased or used for reference purposes (with respect to Stock Appreciation Rights) with respect to awards granted under the Plan, including with respect to Incentive Stock Options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,550,000 shares of voting common stock of the Company and 1,000,000 shares of the nonvoting common stock of the Company. The Company shall reserve said number of shares for awards under the Plan, subject to adjustments as provided below in this Section 3.1 of the Plan. If any award, or portion of an award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such award shall thereafter be available for further awards under the Plan.

          (b) The maximum number of shares of Stock which may be awarded or for which options may be granted under the Plan during any one calendar year to any one Participant shall be limited to 775,000 shares of Stock. For purposes of applying this limitation, if an award or option is terminated, surrendered or canceled, the shares or underlying shares shall continue to be counted against the maximum number of shares that may be awarded or for which options may be granted during any one calendar year to any one Participant.

          (c) In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Plan as provided in Section 3.1(a) of the Plan shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding awards made under the Plan, and in any other matters which relate to awards and which are affected by the changes in the Stock referred to above.

          (d) If the company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets (unless the terms of the transaction provide that all Options granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Board to securities of the resulting corporation to which a holder of the number of shares of Company Stock would be entitled), the Board may take such actions with respect to outstanding Options as the Board deems appropriate.

                                  ARTICLE IV

                               Awards and Grants


Section 4.1.  Eligibility.  Officers, employees and Eligible Independent
              -----------
Contractors of the Company who are responsible for or contribute to the management, growth and/or profitability of the Company are eligible to be granted awards under the Plan. Notwithstanding the foregoing, participation in the Plan with respect to awards of Incentive Stock Options shall be limited to employees of the Company or any Affiliate.

Section 4.2.  Awards Under the Plan. The Committee shall have the sole authority
              ---------------------
to grant pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights and/or (iii) Restricted Stock to employees and officers of the Company, as well as Eligible Independent Contractors. In making awards under the Plan, the Committee may, in its sole discretion, act on or alter any recommendation made by the Chief Executive Officer of the Company.

Section 4.3.  Stockholders' Agreement. Until the closing of a firmly
              -----------------------
underwritten public offering of Stock raising in the aggregate at least ten million dollars ($10,000,000), all Stock issued pursuant to the exercise of a Stock Option and all grants of Restricted Stock under the Plan shall be contingent on the recipient becoming a party to the Stockholders' Agreement attached hereto as Exhibit A (the "Stockholders' Agreement").

Section 4.4  Company's Right of First Refusal.
             --------------------------------

          (a) Until the closing of a firmly underwritten public offering of Stock raising in the aggregate at least ten million dollars ($10,000,000), the Stock issued pursuant to the exercise of a Stock Option and grants of Restricted Stock shall be subject to a right of first refusal pursuant to which a Participant shall be required to provide written notice to the Company of the Participant's intention to dispose of all or any portion of such Stock. The written notice shall contain information regarding the identity of the proposed purchaser or purchasers (the "Proposed Purchaser(s)"), the number of shares of Stock subject to the proposed transaction, the proposed price and terms of sale and the proposed closing date of such sale.

          (b) For a period of twenty (20) days after the receipt by the Company of the written notice specified above, the Company shall have a right of first refusal to purchase the Stock subject to the proposed disposition at the price and on the terms offered by the Proposed Purchaser(s). The Company must exercise its right to purchase by giving written notice to the Participant and to the Proposed Purchaser(s) within fifteen (15) days following receipt of the notice, which notice shall specify the number of shares of Stock the Company intends to purchase.

          (c) The closing of the purchase and sale pursuant to this Section 4.4 of the Plan shall be held at the Company's principal office on the date determined by the Company but not more than twenty (20) days following the Company's election to purchase the Stock. At the closing, certificates representing the shares to be sold shall be delivered to the Company, duly endorsed for transfer in blank or with assignments separate from certificates duly endorsed, with all necessary transfer tax stamps, if any, affixed or provided for against delivery of the purchase price.

          (d) If the Company does not exercise its right to purchase within the time period provided herein with respect to all or any portion of the Stock covered by the notice, any shareholder who is a party to the Stockholders' Agreement as of the date of the notice shall have the right, for a period of twenty (20) days following expiration of the Company's purchase right, to elect to purchase that number of shares equal to the number of shares of Stock proposed to be sold multiplied by a fraction the numerator of which is the number of shares then owned by such shareholder and the denominator of which is the aggregate number of shares owned by all shareholders who are parties to the Stockholders' Agreement as of the date of the notice and who are electing to purchase such shares. Any unsold shares shall be offered proportionately to the purchasing shareholders for a period of five (5) days following expiration of the foregoing twenty (20)-day period. The purchase of such Stock by such shareholders shall be in accordance with the procedures set forth in Section 4.4(c) of the Plan.

          (e) If neither the Company nor any of its shareholders eligible to purchase shares offered pursuant to this Section 4.4 of the Plan exercises their purchase right within the time period provided herein with respect to all of the offered Stock, the Participant shall be free for a period of fifteen (15) days thereafter to sell such shares to the Proposed Purchaser(s), at the same price and on the same terms and conditions as set forth in the notice, subject to all of the provisions of this Section 4.4 of the Plan. If the Participant shall not, within such fifteen (15) day period, consummate the sale with the Proposed Purchaser(s) in accordance with the terms of this Section 4.4 of the Plan, any subsequent sale by the Participant to the Proposed Purchaser(s) or to any other purchaser on the same or other terms and conditions must comply again with the provisions of this Section 4.4 of the Plan.

                                   ARTICLE V

                                 Stock Options


Section 5.1.  Stock Options.  Stock Options may be granted alone, in addition
              -------------
to, or in tandem with other awards granted under the Plan, subject to the limitations of Section 3.1 of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

          The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

          Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

          Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Option Price.  The Option price per share of Stock purchasable
              ------------
under a Stock Option shall be determined by the Committee at the time of grant. With respect to Incentive Stock Options, the price per share shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of grant.

          Any Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, shall have an exercise price of no less than one hundred and ten percent (110%) of the Fair Market Value of the Stock at the time of grant.

          (b) Option Term.  The term of each Stock Option shall be fixed by the
              -----------
Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. However, any Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate may not have a term of more than five (5) years. No Option may be exercised by any person after expiration of the term of the Option.

          (c) Exercisability.  Stock Options shall be exercisable at such time
              --------------
or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, except as provided in Article VIII of the Plan. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion. In the event the Committee does not establish a specific period with respect to the award of a Stock Option under the Plan, the Stock Option shall vest in accordance with the following schedule:


              Anniversary of Date of Grant          Percentage Vested
              ----------------------------          -----------------
                          First                           33 1/3%
                          Second                          66 2/3%
                          Third                           100%

          (d) Method of Exercise.  Subject to the applicable installment
              ------------------
exercise provisions under Section 5.1(c) of the Plan, Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Optionee (based on the Fair Market Value of the Stock so tendered as of the date the Option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of unrestricted Stock already owned by the Optionee may be authorized only at the time the Option is granted.

          If payment of the Option exercise price of a Stock Option is made in whole or in part in the form of unrestricted Stock already owned by the Optionee, the Company may require that the Stock has been owned by the Participant for a minimum period of time specified by the Committee.

          The Company may make or guarantee loans to Optionees to assist Optionees in exercising Stock Options and satisfying any related withholding tax obligations.

          No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall not have any rights to dividends or other rights of a shareholder with respect to shares subject to the Option until such time as Stock is issued in the name of the Optionee following exercise of the Option in accordance with the Plan.

          (e) Reload Options.  The terms of a Stock Option may provide for the
              --------------
automatic grant of a new Stock Option award when the exercise price of the Stock Option and/or any related tax withholding obligation is paid by tendering shares of Stock, provided that such automatic replenishment feature shall be limited to any extent required by rules, regulations, or interpretations under the Exchange Act with respect to any particular grant of an award in the case of an Optionee who is or becomes subject to Section 16 of the Exchange Act. Any Stock Option award which would automatically be granted pursuant to this Section 5.1(e) of the Plan without any further Committee action may be exercisable for not more than the number of shares tendered to exercise the initial Stock Option and/or to pay any tax withholding obligation related to such exercise, shall have an exercise price set at the then Fair Market Value of such shares, and shall have a term that does not extend beyond the term of the initial Stock Option. The Committee may include such a reload feature in a Stock Option award at the time of the initial grant of the award or may add such a reload feature to an outstanding Stock Option award as the Committee deems desirable; provided, however, that a reload feature shall not be added to any outstanding Incentive Stock Option award without the consent of the Optionee.

          (f) Non-Transferability of Options.  Except as otherwise provided by
              ------------------------------
the Committee at or after grant, each Option shall not be assignable or transferable other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee only by the Optionee or, during the period the Optionee is under a legal disability, by the Optionee's guardian or legal representative.

          (g) Termination by Reason of Death.  Unless otherwise determined by
              ------------------------------
the Committee at or after grant, if an Optionee's employment by the Company, or other service provider relationship with the Company, terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of two (2) years following the date of death of the Optionee or until the expiration of the stated term of such Stock Option, whichever period is shorter.

          (h) Termination by Reason of Disability.  Unless otherwise determined
              -----------------------------------
by the Committee at or after grant, if an Optionee's employment by the Company, or other service provider relationship with the Company, terminates by reason of Disability, the Company shall pay to such Optionee a single lump sum payment equal to the difference between the Option price per share and the Fair Market Value of one share of Stock, measured as of the date of Disability, multiplied by the number of shares of Stock to which all Options relate that were exercisable by such Optionee as of the date of Disability. All other rights of such Optionee pursuant to all outstanding Options shall expire immediately upon the Disability of the Optionee.

          (i) Termination by Reason of Retirement.  Unless otherwise determined
              -----------------------------------
by the Committee at or after grant, if an Optionee's employment by the Company, or other service provider relationship with the Company, terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of six (6) months following the date of Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of the termination of the Participant's relationship with the Company by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

          (j) Termination by Reason of Involuntary Separation from Service
              ------------------------------------------------------------
Without Cause.  Unless otherwise determined by the Committee at or after grant,
--------------
if an Optionee's employment by the Company, or other service provider relationship with the Company, terminates involuntarily and not for Cause, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, whether or not it was exercisable at the time of such termination, for a period of ninety (90) days from the date of such termination or the expiration of the stated term of such Stock Option, whichever period is shorter.

          (k) Termination by Reason of Separation from Service for Cause. Unless
              ----------------------------------------------------------
otherwise determined by the Committee at or after grant, if an Optionee's employment by the Company, or other service provider relationship with the Company, terminates involuntarily for Cause, any Stock Option held by such Optionee, whether or not vested, shall be immediately forfeited by such Optionee and all rights under such Option shall immediately expire.

          (l) Other Termination.  Unless otherwise determined by the Committee
              -----------------
at or after grant, if an Optionee's employment by the Company, or other service provider relationship with the Company, terminates for any reason other than death, Disability, Retirement, or involuntary separation from service with or without Cause, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of ninety (90) days from the date of such termination or the expiration of the stated term of such Stock Option, whichever period is shorter.

          (m) Incentive Stock Option Limitation.  The aggregate Fair Market
              ---------------------------------
Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other stock option plan of the Company shall not exceed $100,000. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Stock Options shall be treated as Non-Qualified Stock Options. In such case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate for such shares and identifying the certificate as Incentive Stock Option shares in the stock transfer records of the Company.

          (n)  Cashless Exercise.   If the Stock is registered under Section
               -----------------
12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

          (o) Put Rights of Optionee.  Except as otherwise provided by the
              ----------------------
Committee at or after grant, in the event of Optionee's death, Disability, Retirement, or involuntary termination without Cause, and so long as the Stock is not publicly traded, Optionee or, in the event of Optionee's death, Optionee's executor, personal representative or the person to whom the Option or shares of Stock shall have been transferred by will or the laws of descent and distribution, as the case may be, shall have the right to tender and to require the Company, upon delivery of written notice to the Company, to purchase shares of Stock acquired by Optionee through exercise of the Option.

          The purchase price for shares of Stock tendered and purchased pursuant to this Section 6.1(o) of the Plan shall be the Fair Market Value of the tendered shares of Stock as of the date the Company receives written notice of such tender and shall become payable in cash as soon as practicable after delivery of notice requesting such purchase and delivery of share certificates and executed stock powers to the Company. At the discretion of the Committee, payments made to a Participant upon the disposition of shares of Stock may be made by the Company in the form of a single lump sum or installments. Payments must be made in full no later than two (2) years from the date of disposition and will, if not paid in full immediately, be credited annually with interest using an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the beginning of each such annual crediting period (as determined by the Committee).

          (p) Call Rights of Company.  Except as otherwise provided by the
              ----------------------
Committee at or after grant, so long as the Stock is not publicly traded, the Company shall have the right to purchase, and the Optionee shall have the corresponding obligation to sell, upon delivery of written notice to Optionee, any or all of Optionee's vested Options and any or all of the shares of Stock then owned by Optionee, ownership of which shares was acquired through exercise of an Option pursuant to an agreement. The purchase price of shares of Stock pursuant to this Section 6.1(p) of the Plan shall be the Fair Market Value of such shares of Stock as of the date the Company mails or otherwise delivers such written notice to the Optionee. The purchase price of any vested Option pursuant to this Section 6.1(p) of the Plan shall be the difference between the Option price per share and the Fair Market Value of one share of Stock, measured as of the date the Company mails or otherwise delivers such written notice to the Optionee, multiplied by the number of shares to which the Option relates that are being purchased. At the discretion of the Committee, payments made to a Participant under this Section 6.1(p) of the Plan may be made by the Company in the form of a single lump sum or installments. Payments must be made in full no later than two (2) years from the date of disposition and will, if not paid in full immediately, be credited annually with interest using an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the beginning of each such annual crediting period (as determined by the Committee).

          The provisions of this Section 6.1(p) of the Plan shall apply in the event of an Optionee's death, to the Optionee's executor, personal representative or the person to whom the Option and/or shares of Stock shall have been transferred by will or the laws of descent and distribution, as though such person is the Optionee.

                                  Article VI
                           Stock Appreciation Rights

Section 6.1  Stock Appreciation Rights.
             -------------------------

          (a) Grant and Exercise.  Stock Appreciation Rights may be granted in
              ------------------
conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. The exercise price of each Stock Appreciation Right shall be equal to (i) the exercise price or option price of the related Stock Option, or
(ii) the Fair Market Value of a share of Stock as of the date of grant of such Stock Appreciation Right, but only in such circumstances where the Stock Appreciation Right is granted subsequent to the date of grant of the related Stock Option and an exercise price established in accordance with clause (i) above would result in the disallowance of the Company's expense deduction pursuant to Section 162(m) of the Code.

              A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

              A Stock Appreciation Right may be exercised by a Participant, in accordance with this Section 6.1 of the Plan, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6.1(b) of the Plan. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

          (b) Terms and Conditions.  Stock Appreciation Rights shall be subject
              --------------------
to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

              (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5.1 of the Plan.

              (ii) Upon the exercise of a Stock Appreciation Right, a
                   Participant shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock (as of the date the Stock Appreciation Right is exercised and the related Stock Option is surrendered) over the exercise price of the Stock Appreciation Right, multiplied by the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

        (iii) A Stock Appreciation Right shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5.1(f) of the Plan.

        (iv) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

        (v) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under Section 6.1 of the Plan, that such Stock Appreciation Right may be exercised only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant.

                                  Article VII
                                Restricted Stock

Section 7.1    Restricted Stock.
               ----------------

         (a)   Administration.  Shares of Restricted Stock may be issued either
               --------------
alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, employees and Eligible Independent Contractors of the Company to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7.1(b) of the Plan), the time or times when such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b)   Awards and Certificates.  The prospective recipient of a
               -----------------------
Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

               (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

               (ii) Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock award agreement and paying whatever price (if any) is required under Section 7.1(b)(i) of the Plan.

               (iii) Each Participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear, in addition to other required legends, an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Erol's Internet, Inc. Stock Plan and an Agreement entered into between the registered owner and Erol's Internet, Inc. Copies of such Plan and Agreement are on file at the offices of Erol's Internet, Inc., 7921 Woodruff Court, Springfield, VA 22151.

          (iv) The Committee shall require that the certificates evidencing such Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c)  Restrictions and Conditions.  The shares of Restricted Stock awarded
          ---------------------------
          pursuant to Section 7.1 of the Plan shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the Restricted Stock award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion. In the event the Committee does not establish a specific Restriction Period with respect to the award of Restricted Stock under the Plan, the restrictions imposed upon such award of Restricted Stock shall lapse in accordance with the following schedule:

                 Anniversary of Date of Grant        Percentage Vested
                 ----------------------------        -----------------
                           First                         33 1/3%
                           Second                        66 2/3%
                           Third                          100%

          (ii) Except as provided in this paragraph (ii) and Section 7.1(c)(i) of the Plan, the Participant shall have, with respect to the shares of restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under
                 Article III of the Plan.

          (iii) Subject to the applicable provisions of the Restricted Stock award agreement and Section 7.1 of the Plan, upon termination of a Participant's employment or other service provider relationship with the Company for any reason other than death, Disability, Retirement, and involuntary termination without Cause, all shares still subject to restriction shall be forfeited by the Participant. In the event of death, Disability, Retirement, and involuntary termination without Cause, all shares still subject to restriction shall be immediately nonforfeitable.

          (iv) In the event of hardship or other special circumstances of a Participant whose employment or other service provider relationship with the Company is involuntarily terminated, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

          (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

                                  Article VIII
                               Change in Control

Section 8.1  Impact of Change in Control.  In the event of a "Change in Control"
             ---------------------------
as defined in Section 8.2 of the Plan, or as otherwise determined by the Committee or the Board at or after grant, but prior to the occurrence of such Change in Control, but only if and to the extent so determined by the Committee or Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

     (a) Any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully vested and exercisable. All Stock Appreciation Rights and all Stock Options shall thereafter be exercisable for a period of sixty (60) days immediately following written notification of a Change in Control in accordance with Section 8.2 of the Plan. Except as otherwise determined by the Committee or the Board, all Stock Appreciation Rights and Stock Options shall terminate at the expiration of this sixty (60) day period.

     (b) The restrictions applicable to any Restricted Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

Section 8.2  Definition of "Change in Control".  For purposes of Section 8.1 of
             ----------------------------------
the Plan, a "Change in Control" occurs when (i) following an initial public offering or following a merger with or acquisition by a public company, (ii) any "person" or "group," as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act and the rules promulgated thereunder, becomes the "beneficial owner," as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, in the aggregate of securities of the Company representing more than fifty percent (50%) of the total combined voting power of all classes of the Company's then outstanding securities, and (iii) a majority of the Board, as the Board exists prior to the acquisition by the person or group, as the case may be, of the securities sufficient to cause a change in control, opposes such acquisition. For this purpose, an "initial public offering" shall mean the first date that the Stock is offered for sale to the public on a public market and the Stock is registered under the Securities Act. The Committee shall notify all Participants in writing if the Company experiences a Change in Control in accordance with this Section 8.2 of the Plan.

                                   Article IX
                           Amendments and Termination

Section 9.1  Amendments and Termination of the Plan.   The Board, without
             --------------------------------------
further approval of the shareholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the shareholders of the Company if shareholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Stock is listed or quoted; including for this purpose shareholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to the Plan.

          The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.

Section 9.2  Amendments of Awards. The Committee may amend or modify the grant
             --------------------
of any outstanding award in any manner to the extent that the Committee would have had the authority to make such award as so modified or amended, but no such amendment or modification shall impair the rights of any Participant without the Participant's consent.

Section 9.3  Term of the Plan.  No award under the Plan shall be granted
             ----------------
pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

Section 9.4  Severability.  If any provision of this Plan shall be held illegal
             ------------
or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

                                   Article X
                          Unfunded Status of the Plan

Section 10.1  Unfunded Status of the Plan.  The Plan is intended to constitute
              ---------------------------
an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Company, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

                                   Article XI
                               General Provisions

Section 11.1  General Provisions.
              ------------------

          (a) The Company may require that a Participant, as a condition to exercise of an award, and as a condition to the delivery of any share certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the shares of Stock being acquired shall be acquired by the Participant solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Company may also require that a grantee submit other written representations which will permit the Company to comply with federal and applicable state securities laws in connection with the issuance of the Stock, including representations as to the knowledge and experience in financial and business matters of the Participant and the Participant's ability to bear the economic risk of the Participant's investment. The Company may require that the Participant obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws.

              The stock certificates for any shares of Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Company may notify its transfer agent to stop any transfer of shares of Stock not made in compliance with these restrictions.

              Stock shall not be issued with respect to an award granted under the Plan unless the exercise of such award and the issuance and delivery of share certificates for such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee.

          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) The adoption of the Plan shall not confer upon any Participant any right to continued employment or other relationship with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its employees or independent contractors at any time.

          (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any award under the Plan, a Participant who is an officer or employee of the Company shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock including Stock that is part of the award that gives rise to the withholding requirement. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such Participant to cover any such taxes.

          (e) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

          (f) The validity, construction and effect of the Plan, of agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

                                  Article XII
                            Approval by Shareholders

Section 12.1  Approval by Shareholders.
              ------------------------

          The Plan is subject to the approval of the shareholders of the Company, and no Stock Options or Stock Appreciation Rights shall be exercisable and no Restriction Period shall lapse with respect to any Restricted Stock until such shareholder approval is obtained.

          The undersigned, pursuant to the approval of the Board on December 27, 1996, does herewith execute the Erol's Internet, Inc. Stock Plan.



                                              /s/ Erol Onaran
                                              ---------------------------
                                              Chairman of the Board of Directors

                                 AMENDMENT TO
                             EROL'S INTERNET, INC.
                                  STOCK PLAN


     This amendment ("Amendment") to Erol's Internet, Inc.'s Stock Plan ("Stock Plan") is made as of December 28, 1996 by Erol's Internet, Inc., a Delaware corporation (the "Company"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stock Plan.

1.   Purpose.  The purpose of this Amendment is to eliminate in its entirety the
     -------
currently reserved nonvoting common stock from the Stock Plan.

2.   Amendment.  The following amendments shall be made to the Stock Plan:
     ---------

     a)   The definition of "Stock" appearing in Article I, Section 1.2, is
                             -----
          hereby replaced and amended in its entirety as follows:

          "Stock" means the voting common stock of Erol's Internet, Inc.
           -----

     b) Article III, Section 3.1(a) is hereby replaced and amended in its entirety as follows:

          Subject to adjustments as provided below in this Section 3.1 of the Plan, the shares of Stock that may be delivered or purchased or used for reference purposes (with respect to Stock Appreciation Rights) with respect to awards granted under the Plan, including with respect to Incentive Stock Options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,550,000 shares of voting common stock of the Company. The Company shall reserve said number of shares for awards under the Plan, subject to adjustments as provided below in this Section 3.1 of the Plan. If any award, or portion of an award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such award shall thereafter be available for further awards under the Plan.

3.   No Further Changes. Except as amended hereby, the terms of the
     ------------------
     Stockholders' Agreement shall remain unchanged.

4.   Required Approval.  The Amendment is subject to the approval of the
     -----------------
     shareholder of the Company, and the Board of Directors of the Company.

     The undersigned, subject to the approval of the Board of Directors and the Company's Shareholder, as of December 28, 1996, does herewith execute this amendment to Erol's Internet, Inc. Stock Plan.



                                        /s/ Erol Onaran
                                        -------------------------
                                        Chairman of the Board of Directors

                       EROL'S INTERNET, INC. STOCK PLAN

                               SECOND AMENDMENT




     Pursuant to the rights reserved in Section 9.1 of the Erol's Internet, Inc. Stock Plan (the "Plan"), heretofore adopted effective December 27, 1996, the Plan is hereby amended effective June 30, 1997, to provide as follows:


     In order to add outside Directors to the group of eligible participants, the definition of "Eligible Independent Contractor" in Section 1.2 of the Plan is amended in its entirety to read as follows:

     "Eligibile Independent Contractor" means an independent contractor hired by
      --------------------------------
     the Company to provide consulting, technical, business, or other professional services for the Company and an outside Director of the Company (i.e., a Director who is not also an officer or employee of the Company).

     WITNESS, the following signature this 13th day of August, 1997.



WITNESS:                                EROL'S INTERNET, INC.


/s/ Margaret Chittal                    /s/ Erol Onaran
-------------------------               ----------------------------
Secretary of the                        Chairman of the
Board of Directors                      Board of Directors

                       EROL'S INTERNET, INC. STOCK PLAN

                         STOCK OPTION GRANT AGREEMENT

     This Grant Agreement (the "Agreement") is entered into this ____ day of ______________, 199___, to be effective _____________, 19___ (the "Grant Date"), by and between Erol's Internet, Inc., a Delaware Company (the "Company"), and ____________________________________ ("Grantee").

     Grantee and the Company agree that the grant of options hereunder and the purchase and sale of Stock upon exercise thereof are intended to comply with the exemption from registration provided by Rule 701 of the Securities Act of 1933 and each shall use his or its best efforts to comply with such Rule 701.

                                   ARTICLE 1
                                GRANT OF OPTION

     Section 1.1  Grant of Options.  Subject to the provisions of the Agreement
     -----------------------------
and pursuant to the provisions of the Plan, the Company hereby grants to Grantee as of the Grant Date an Incentive Stock Option (the "Option") to purchase all or any part of _______ shares of voting common stock of the Company (the "Stock") at an exercise price of $______ per share (the "Exercise Price"), which is equal to the Fair Market Value of the Stock on the Grant Date.

     To the extent the aggregate Fair Market Value (determined at the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by Grantee during any calendar year under all plans of the Company and Affiliates exceeds one hundred thousand dollars ($100,000), the Option or portion thereof which exceeds such limit (according to the order in which the options are granted) shall be treated as a Non-Qualified Stock Option.

     Section 1.2  Term of Options.  Unless the Option granted pursuant to
     ----------------------------
Section 1.1 hereof terminates earlier pursuant to other provisions of the Agreement, the Option shall expire at 5:00 p.m. Eastern Time on the day prior to the tenth (10th) anniversary of its Grant Date.

                                   ARTICLE 2
                                    VESTING

     Section 2.1  Vesting Schedule.  Unless the Option has earlier terminated
     -----------------------------
pursuant to the provisions of the Agreement, Grantee shall become vested in the underlying shares of Stock exercisable under the Option in accordance with the schedule below, provided, however, that Grantee shall have been in the continuous employ of or affiliation with the Company from the date Grantee first performed an hour of service with the Company (the "Hire Date") through the specified anniversary of such Hire Date:


             Anniversary of Hire Date      Percentage Vested
             ------------------------      -----------------
                     First                       33 1/3%
                     Second                      66 2/3%
                     Third                       100%

     Section 2.2  Acceleration of Vesting.  Unless the Option has earlier
     ------------------------------------
terminated pursuant to the provisions of the Agreement, vesting of the Option granted to Grantee hereunder shall be accelerated so that the unvested portion of the Option shall become one hundred percent (100%) vested in Grantee upon the earlier to occur of: (i) Grantee's involuntary termination of employment with the Company without Cause (the term "Cause" is defined in Section 4.1 hereof), or (ii) a Change in Control, as defined hereinafter.

     For purposes of this Section 2.2, the Company shall experience a "Change in Control" when (i) following an initial public offering or following a merger with or acquisition by a public company, (ii) any "person" or "group," as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act and the rules promulgated thereunder, becomes the "beneficial owner," as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, in the aggregate of securities of the Company representing more than fifty percent (50%) of the total combined voting power of all classes of the Company's then outstanding securities, and (iii) a majority of the Board, as the Board exists prior to the acquisition by the person or group, as the case may be, of the securities sufficient to cause a change in control, opposes such acquisition. For this purpose, an "initial public offering" shall mean the first date that the Stock is offered for sale to the public on a public market and the Stock is registered under the Securities Act of 1933. The Committee shall notify Grantee in writing if the Company experiences a Change in Control.

                                   ARTICLE 3
                              EXERCISE OF OPTION

     Section 3.1  Exercisability of Option.  No portion of the Option granted to
     -------------------------------------
Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested. In addition, until the closing of a firmly underwritten public offering of Stock raising in the aggregate at least ten million dollars ($10,000,000), the exercise of the Option under the Plan shall be contingent on the Grantee becoming (or being) a party to the Stockholders' Agreement attached hereto as Exhibit A (the "Stockholders' Agreement").

     Section 3.2  Manner of Exercise.  The vested portion of the Option may be
     -------------------------------
exercised, in whole or in part, by delivering written notice to the Committee in accordance with Section 6.9 hereof in such form as the Committee may require from time to time; provided, however, that the Option may not be exercised at any one time as to fewer than one thousand (1,000) shares (or such number of shares as to which the Option is then exercisable if such number of shares then exercisable is less than one thousand

(1,000). Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Exercise Price of the shares of Stock as to which the Option is being exercised. Payment of the Exercise Price shall be made in cash (or cash equivalents acceptable to the Committee in the Committee's discretion). In the Committee's sole and absolute discretion, the Committee may authorize payment of the Exercise Price to be made, in whole or in part, by such other means as the Committee may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

     If the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and
(ii) to the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

     Section 3.3  Issuance of Shares and Payment of Cash upon Exercise.  Upon
     -----------------------------------------------------------------
exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Exercise Price for the shares of Stock as to which the Option is exercised, the Company shall issue to Grantee or Grantee's permitted transferee, as the case may be, the number of shares of Stock so paid for, in the form of fully paid and nonassessable Stock. The stock certificates for any shares of Stock issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares.

                                   ARTICLE 4
                             TERMINATION OF OPTION

     Section 4.1  Termination of Employment or Affiliation for Reason Other Than
     ---------------------------------------------------------------------------
Death, Disability or Retirement.  Unless the Option has earlier terminated
-------------------------------
pursuant to the provisions of the Agreement, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, three (3) months after the date Grantee is no longer employed by, nor affiliated with, the Company and its affiliates for any reason other than Grantee's death, Disability or Retirement.

     Notwithstanding the foregoing, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon termination of the employment of Grantee by the Company or an Affiliate for "Cause", as defined hereinafter. For purposes of this Section 4.1, "Cause" means the termination of Grantee's service with the Company because of
(i) a felony conviction of Grantee; (ii) the commission by Grantee of an act of fraud or embezzlement against the Company; (iii) willful misconduct by Grantee which is materially detrimental to the Company; (iv)

Grantee's continued failure to implement reasonable requests or directions arising from actions of the Board after thirty (30) days written notice to Grantee; (v) Grantee's wrongful dissemination of confidential or proprietary information; (vi) Grantee's engagement in Competitive Activities (as hereinafter defined); or (vii) the intentional and habitual neglect by Grantee of his or her duties to the Company. The good faith determination by the Committee of whether Grantee's employment was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

     For purposes of this Section 4.1, "Competitive Activities" mean during the term of employment with the Company or an Affiliate, Grantee directly or indirectly competing or interfering with the Company or an Affiliate in the research, development, manufacture, licensing, patenting or marketing of any direct or indirect internet access service, or any other service, equipment or devices functionally similar to or which may compete with a product or with technology of the Company or an Affiliate. The term "compete" as used herein means to engage directly or indirectly either as a proprietor, partner, employee, agent, consultant, director, officer, shareholder or in any other capacity or manner whatsoever. The phrase "interfere with" includes, but is not limited to, soliciting or selling services or products which provide similar functions to any of the Company's or an Affiliate's services or products to any current or potential customer of the Company or an Affiliate.

     These provisions shall not prevent Grantee from investing any assets in securities of any corporation provided that such investments do not, directly or indirectly, result in Grantee, Grantee's family members and other affiliates, collectively (i) owning beneficially at any time five percent (5%) or more of the equity securities of any corporation engaged in a business competitive with the Company or an Affiliate, or (ii) otherwise being able to control or actively participate in the business decisions of such competing business.

     These provisions shall be enforced to the fullest extent permissible under the laws and public policies applied to each jurisdiction in which enforcement is sought. If any particular provision or portion of this Section 4.1 shall be adjudicated to be invalid or unenforceable, this section shall be deemed amended to interpret such provision or portion thereof so adjudicated to be invalid or unenforceable to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable, such amendment to apply only with respect to the operation of this section in the particular jurisdiction in which such adjudication is made.

     Section 4.2  Upon Grantee's Death.  Unless the Option has earlier
     ---------------------------------
terminated pursuant to the provisions of the Agreement, upon Grantee's death Grantee's executor, personal representative, the person to whom the Option shall have been transferred by will or the laws of descent and distribution, or such other permitted transferee, as the case may be, may exercise all or any part of the outstanding Option with respect to shares of Stock as to which the Option is vested as of the Grantee's date of death, provided such exercise occurs within two (2) years after the date of Grantee's death, but not later than the end of the stated term of the Option.

     Section 4.3  Termination of Employment or Affiliation by Reason of
     ------------------------------------------------------------------
Retirement.  Unless the Option has earlier terminated pursuant to the provisions
----------
of the Agreement, in the event Grantee ceases, by reason of Retirement, to be an employee of or affiliated with the Company or an Affiliate, the vested portion of the outstanding Option may be exercised in whole or in part at any time within six (6) months after the date of Retirement, but not later than the stated term of the Option. For purposes of this Agreement, Retirement shall mean retirement from active employment or other service with Company pursuant to the normal or early retirement policies and procedures of Company. To the extent the Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option shall thereafter be treated as a Non-Qualified Stock Option.

     Section 4.4  Termination of Employment or Affiliation by Reason of
     ------------------------------------------------------------------
Disability.  Unless the Option has earlier terminated pursuant to the provisions
----------
of the Agreement, in the event that Grantee ceases, by reason of Disability, as defined hereinafter, to be an employee of or affiliated with the Company or an Affiliate, the Company shall pay to Grantee a single lump sum payment equal to the difference between the Exercise Price and the Fair Market Value of one share of Stock, measured as of the date of Disability, multiplied by the number of shares of Stock under the Option that were exercisable by Grantee as of the date of Disability. All other rights of Grantee under the Option shall expire immediately upon Grantee's Disability. For purposes of this Agreement, "Disability" shall mean the total and permanent disability of Grantee (incurred while in the active service of the Company or its Affiliates) based on proof satisfactory to the Committee. Total and permanent disability shall mean the inability of Grantee to engage in any substantial gainful activity for the Company or its Affiliates by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration, as determined by a physician or physicians selected by the Committee or other medical evidence satisfactory to the Committee. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee's determination as to whether Grantee is Disabled shall be final and binding on all parties concerned.

                                   ARTICLE 5
                PUT AND CALL RIGHTS, AND RIGHT OF FIRST REFUSAL

     Section 5.1  Put Rights of Optionee.  In the event of Grantee's death,
     -----------------------------------
Disability, Retirement, or involuntary termination without Cause, so long as the Stock of the Company is not publicly traded, Grantee or, in the event of Grantee's death, Grantee's executor, personal representative or the person to whom the Option or shares of Stock shall have been transferred by will or the laws of descent and distribution, as the case may be, shall have the right to tender and to require the Company, upon delivery of written notice to the Company, to purchase shares of Stock acquired by Grantee through exercise of the Option.

     The purchase price for shares of Stock tendered and purchased pursuant to this Section 5.1 shall be the Fair Market Value of the tendered shares of Stock as of the date the Company receives written notice of such tender and shall become payable in cash as soon as practicable after delivery of notice requesting such purchase and delivery of share certificates and executed stock powers to the Company. At the discretion of the Committee, payments made to Grantee upon the disposition of shares of Stock may be made by the Company in the form of a single lump sum or installments. Payments must be made in full no later than two (2) years from the date of disposition and shall, if not paid in full immediately, be credited annually with interest using an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the beginning of each such annual crediting period (as determined by the Committee).

     Section 5.2  Call Rights of Company.  So long as the Stock is not publicly
     -----------------------------------
traded, the Company shall have the right to purchase, and Grantee shall have the corresponding obligation to sell, upon delivery of written notice to Grantee, any or all of Grantee's vested Options and any or all of the shares of Stock then owned by Grantee, ownership of which shares was acquired through exercise of the Option. The purchase price of shares of Stock pursuant to this Section
5.2 shall be the Fair Market Value of such shares of Stock as of the date the Company mails or otherwise delivers such written notice to Grantee. The purchase price of any vested Option pursuant to this Section 5.2 shall be the difference between the Exercise Price per share and the Fair Market Value of one share of Stock, measured as of the date the Company mails or otherwise delivers such written notice to Grantee, multiplied by the number of shares to which the Option relates that are being purchased. At the discretion of the Committee, payments made to Grantee under this Section 5.2 may be made by the Company in the form of a single lump sum or installments. Payments must be made in full no later than two (2) years from the date of disposition and shall, if not paid in full immediately, be credited annually with interest using an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the beginning of each such annual crediting period (as determined by the Committee).

     The provisions of this Section 5.2 shall apply in the event of Grantee's death, to Grantee's executor, personal representative or the person to whom the Option and/or shares of Stock shall have been transferred by will or the laws of descent and distribution, as though such person is Grantee.

     Section 5.3  Company's Right of First Refusal. Until the closing of a
     ---------------------------------------------
firmly underwritten public offering of Stock raising in the aggregate at least ten million dollars ($10,000,000), the Stock issued upon exercise of the Option shall be subject to a right of first refusal pursuant to which Grantee shall be required to provide written notice to the Company of Grantee's intention to dispose of all or any portion of such Stock. The written notice shall contain information regarding the identity of the proposed purchaser or purchasers (the "Proposed Purchaser(s)"), the number of shares of Stock subject to the proposed transaction, the proposed price and terms of sale and the proposed closing date of such sale.

     For a period of twenty (20) days after the receipt by the Company of the written notice specified above, the Company shall have a right of first refusal to purchase the Stock subject to the proposed disposition at the price and on the terms offered by the Proposed Purchaser(s). The Company must exercise its right to purchase by giving written notice to the Grantee and to the Proposed Purchaser(s) within fifteen (15) days following receipt of the notice, which notice shall specify the number of shares of Stock the Company intends to purchase.

     The closing of the purchase and sale pursuant to this Section 5.3 shall be held at the Company's principal office on the date determined by the Company but not more than twenty (20) days following the Company's election to purchase the Stock. At the closing, certificates representing the shares to be sold shall be delivered to the Company, duly endorsed for transfer in blank or with assignments separate from certificates duly endorsed, with all necessary transfer tax stamps, if any, affixed or provided for against delivery of the purchase price.

     If the Company does not exercise its right to purchase within the time period provided herein with respect to all or any portion of the Stock covered by the notice, any shareholder who is a party to the Stockholders' Agreement as of the date of the notice shall have the right, for a period of twenty (20) days following expiration of the Company's purchase right, to elect to purchase that number of shares equal to the number of shares of Stock proposed to be sold multiplied by a fraction the numerator of which is the number of shares then owned by such shareholder and the denominator of which is the aggregate number of shares owned by all shareholders who are parties to the Stockholders' Agreement as of the date of the notice and who are electing to purchase such shares. Any unsold shares shall be offered proportionately to the purchasing shareholders for a period of five (5) days following expiration of the foregoing twenty (20)-day period. The purchase of such Stock by such shareholders shall be in accordance with the procedures set forth above.

     If neither the Company nor any of its shareholders eligible to purchase shares offered pursuant to this Section 5.3 exercises their purchase right within the time period provided herein with respect to all of the offered Stock, grantee shall be free for a period of fifteen (15) days thereafter to sell such shares to the Proposed Purchaser(s), at the same price and on the same terms and conditions as set forth in the notice, subject to all of the provisions of this
Section 5.3. If Grantee shall not, within such fifteen (15) day period, consummate the sale with the Proposed Purchaser(s) in accordance with the terms of this Section 5.3, any subsequent sale by Grantee to the Proposed Purchaser(s) or to any other purchaser on the same or other terms and conditions must comply again with the provisions of this Section 5.3.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1  Non-Guarantee of Employment.  Nothing in the Plan or the
     ----------------------------------------
Agreement shall be construed as a contract of employment between the Company (or an Affiliate) and Grantee, or as a contractual right of Grantee to continue in the employ of the Company or an Affiliate, or as a limitation of the right of the Company or an Affiliate to discharge Grantee at any time.

     Section 6.2  No Rights of Stockholder.  Grantee shall not have any of the
     -------------------------------------
rights of a stockholder with respect to the shares of Stock that may be issued upon the exercise of the Option until such shares of Stock have been issued to him upon the due exercise of the Option.

     Section 6.3  Notice of Disqualifying Disposition.  If Grantee makes a
     ------------------------------------------------
disposition (as that term is defined in Section 424(c) of the Code) of any shares of Stock acquired pursuant to the exercise of an Incentive Stock Option within two (2) years of the Grant Date or within one (1) year after the shares of Stock are transferred to Grantee, Grantee shall notify the Committee of such disposition in writing.

     Section 6.4  Withholding of Taxes.  The Company or any Affiliate shall have
     ---------------------------------
the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option or the disposition (as that term is defined in Section 424(c) of the Code) of shares of Stock acquired pursuant to the exercise of the Option; provided, however, that the value of the shares of Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Committee may require Grantee to make a cash payment to the Company or an Affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Company may refuse to issue any Stock certificate under the Plan until arrangements satisfactory to the Committee for such payment have been made.

     Section 6.5  Nontransferability of Option.  The Option shall be
     -----------------------------------------
nontransferable otherwise than by will or the laws of descent and distribution, and during the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative.

     Section 6.6  Agreement Subject to Charter, By-Laws and Governing Laws. This
     ---------------------------------------------------------------------
Agreement is subject to the Charter and By-Laws of the Company, and any applicable Federal or state laws, rules or regulations, including without limitation, the laws, rules, and regulations of the State of Delaware, other than the conflict of laws principles thereof.

     Section 6.7  Gender.  As used herein the masculine shall include the
     -------------------
feminine as the circumstances may require.

     Section 6.8  Headings.  The headings in the Agreement are for reference
     ---------------------
purposes only and shall not affect the meaning or interpretation of the Agreement.

     Section 6.9  Notices.  All notices and other communications made or given
     --------------------
pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

     Section 6.10  Entire Agreement; Modification.  The Agreement contains the
     --------------------------------------------
entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

     Section 6.11  Conformity with Plan.  This Agreement is intended to conform
     ----------------------------------
in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern.

     IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.



ATTEST:                                 EROL'S INTERNET, INC.

                                        By:
------------------------------             ---------------------------------

WITNESS:                                GRANTEE


------------------------------

    -------------------------------------

                       EROL'S INTERNET, INC. STOCK PLAN

                  NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

     This Grant Agreement (the "Agreement") is entered into this ____ day of ______________, 199___, to be effective _____________, 19___ (the "Grant Date"), by and between Erol's Internet, Inc., a Delaware Company (the "Company"), and ____________________________________ ("Grantee").

     Grantee and the Company agree that the grant of options hereunder and the purchase and sale of Stock upon exercise thereof are intended to comply with the exemption from registration provided by Rule 701 of the Securities Act of 1933 and each shall use his or its best efforts to comply with such Rule 701.

                                   ARTICLE 1
                                GRANT OF OPTION

     Section 1.1  Grant of Options.  Subject to the provisions of the Agreement
     -----------------------------
and pursuant to the provisions of the Plan, the Company hereby grants to Grantee as of the Grant Date a Non-Qualified Stock Option (the "Option") to purchase all or any part of _______ shares of voting common stock of the Company (the "Stock") at an exercise price of $______ per share (the "Exercise Price").

     Section 1.2  Term of Options.  Unless the Option granted pursuant to
     ----------------------------
Section 1.1 hereof terminates earlier pursuant to other provisions of the Agreement, the Option shall expire at 5:00 p.m. Eastern Time on the day prior to the tenth (10th) anniversary of its Grant Date.

                                   ARTICLE 2
                                    VESTING

     Section 2.1  Vesting Schedule.  Unless the Option has earlier terminated
     -----------------------------
pursuant to the provisions of the Agreement, Grantee shall become vested in the underlying shares of Stock exercisable under the Option in accordance with the schedule below, provided, however, that Grantee shall have been in the continuous employ of or affiliation with the Company from the Grant Date through the specified anniversary of the Grant Date:

         Anniversary of Grant Date         Percentage Vested
         -------------------------         -----------------
                  First                         33 1/3%
                  Second                        66 2/3%
                  Third                         100%

     Section 2.2  Acceleration of Vesting.  Unless the Option has earlier
     ------------------------------------
terminated pursuant to the provisions of the Agreement, vesting of the Option granted to Grantee hereunder shall be accelerated so that the unvested portion of the Option shall become one hundred percent (100%) vested in Grantee upon the earlier to occur of: (i) a Change in Control (as defined hereinafter), or (ii) an involuntary termination of the employment or affiliation of Grantee with the Company and its Affiliates without Cause (as defined in Section 4.1) within 6 months following a Friendly Acquisition (as defined hereinafter). No other circumstance will result in acceleration of vesting.

     For purposes of this Section 2.2, the Company shall experience a "Change in Control" when, following an initial public offering or following a merger with or acquisition by a public company, both of the following occur: (i) any "person" or "group," as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act and the rules promulgated thereunder, becomes the "beneficial owner," as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, in the aggregate of securities of the Company representing more than fifty percent (50%) of the total combined voting power of all classes of the Company's then outstanding securities, and (ii) a majority of the Board, as the Board exists
                        ---
prior to the acquisition by the person or group, as the case may be, of the securities sufficient to cause a change in control, opposes such acquisition. For this purpose, an "initial public offering" shall mean the first date that the Stock is offered for sale to the public on a public market and the Stock is registered under the Securities Act of 1933. The Committee shall notify Grantee in writing if the Company experiences a Change in Control.

     For purposes of this Section 2.2, a "Friendly Acquisition" shall mean a Change in Control, as defined above, without regard to subsection (ii) thereof.
                                     -------

                                   ARTICLE 3
                              EXERCISE OF OPTION

     Section 3.1  Exercisability of Option.  No portion of the Option granted to
     -------------------------------------
Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested. In addition, until the closing of a firmly underwritten public offering of Stock raising in the aggregate at least ten million dollars ($10,000,000), at the sole discretion of the Committee, the exercise of the Option under the Plan shall be contingent on the Grantee becoming (or being) a party to a stockholders' agreement which provides such rights of first refusal to the Company and/or other shareholders as the Committee shall prescribe (the "Stockholders' Agreement").

     Section 3.2  Manner of Exercise.  The vested portion of the Option may be
     -------------------------------
exercised, in whole or in part, by delivering written notice to the Committee in accordance with Section 6.9 hereof in such form as the Committee may require from time to time; provided, however, that the Option may not be exercised at any one time as to fewer than one thousand (1,000) shares (or such number of shares as to which the Option is then exercisable if such number of shares then exercisable is less than one thousand (1,000). Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Exercise Price of the shares of Stock as to which the Option is being exercised. Payment of the Exercise Price shall be made in cash (or cash equivalents acceptable to the Committee in the Committee's discretion). In the Committee's sole and absolute discretion, the Committee may authorize payment of the Exercise Price to be made, in whole or in part, by such other means as the Committee may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

         If the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions:
(i) to a brokerage firm approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) to the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

     Section 3.3  Issuance of Shares and Payment of Cash upon Exercise.  Upon
     -----------------------------------------------------------------
exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Exercise Price for the shares of Stock as to which the Option is exercised, the Company shall issue to Grantee or Grantee's permitted transferee, as the case may be, the number of shares of Stock so paid for, in the form of fully paid and nonassessable Stock. The stock certificates for any shares of Stock issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares.

                                   ARTICLE 4
                             TERMINATION OF OPTION

     Section 4.1  Termination of Employment or Affiliation for Reason Other Than
     ---------------------------------------------------------------------------
Death, Disability or Retirement.  Unless the Option has earlier terminated
-------------------------------
pursuant to the provisions of the Agreement, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, three (3) months after the date Grantee is no longer employed by, nor affiliated with, the Company and its Affiliates for any reason other than Grantee's death, Disability or Retirement.

     Notwithstanding the foregoing, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon termination of the employment or the affiliation of Grantee by the Company or an Affiliate for "Cause", as defined hereinafter. For purposes of this Section 4.1, "Cause" means the termination of Grantee's service with the Company because of (i) a felony conviction of Grantee; (ii) the commission by Grantee of an act of fraud or embezzlement against the Company; (iii) willful misconduct by Grantee which is materially detrimental to the Company; (iv) Grantee's continued failure to implement reasonable requests or directions arising from actions of the Board after thirty (30) days written notice to Grantee; (v) Grantee's wrongful dissemination of confidential or proprietary information; (vi) Grantee's engagement in Competitive Activities (as hereinafter defined); (vii) the intentional and habitual neglect by Grantee of his or her duties to the Company; or (viii) Grantee's breach of any contract or agreement with the Company. The good faith determination by the Committee of whether Grantee's employment or affiliation was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

     For purposes of this Section 4.1, "Competitive Activities" mean during the term of employment or affiliation with the Company or an Affiliate, Grantee directly or indirectly competing or interfering with the Company or an Affiliate in the research, development, manufacture, licensing, patenting or marketing of any direct or indirect internet access service, or any other service, equipment or devices functionally similar to or which may compete with a product or with technology of the Company or an Affiliate. The term "compete" as used herein means to engage directly or indirectly either as a proprietor, partner, employee, agent, consultant, director, officer, shareholder or in any other capacity or manner whatsoever. The phrase "interfere with" includes, but is not limited to, soliciting or selling services or products which provide similar functions to any of the Company's or an Affiliate's services or products to any current or potential customer of the Company or an Affiliate.

     These provisions shall not prevent Grantee from investing any assets in securities of any corporation provided that such investments do not, directly or indirectly, result in Grantee, Grantee's family members and other affiliates, collectively (i) owning beneficially at any time five percent (5%) or more of the equity securities of any corporation engaged in a business competitive with the Company or an Affiliate, or (ii) otherwise being able to control or actively participate in the business decisions of such competing business.

     These provisions shall be enforced to the fullest extent permissible under the laws and public policies applied to each jurisdiction in which enforcement is sought. If any particular provision or portion of this Section 4.1 shall be adjudicated to be invalid or unenforceable, this section shall be deemed amended to interpret such provision or portion thereof so adjudicated to be invalid or unenforceable to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable, such amendment to apply only with respect to the operation of this section in the particular jurisdiction in which such adjudication is made.

     Section 4.2  Upon Grantee's Death.  Unless the Option has earlier
     ---------------------------------
terminated pursuant to the provisions of the Agreement, upon Grantee's death Grantee's executor, personal representative, the person to whom the Option shall have been transferred by will or the laws of descent and distribution, or such other permitted transferee, as the case may be, may exercise all or any part of the outstanding Option with respect to shares of

Stock as to which the Option is vested as of the Grantee's date of death, provided such exercise occurs within two (2) years after the date of Grantee's death, but not later than the end of the stated term of the Option.

     Section 4.3  Termination of Employment or Affiliation by Reason of
     ------------------------------------------------------------------
Retirement.  Unless the Option has earlier terminated pursuant to the provisions
----------
of the Agreement, in the event Grantee ceases, by reason of Retirement, to be an employee of or affiliated with the Company or an Affiliate, the vested portion of the outstanding Option may be exercised in whole or in part at any time within six (6) months after the date of Retirement, but not later than the stated term of the Option. For purposes of this Agreement, Retirement shall mean retirement from active employment or other service with Company pursuant to the normal or early retirement policies and procedures of Company.

     Section 4.4  Termination of Employment or Affiliation by Reason of
     ------------------------------------------------------------------
Disability.  Unless the Option has earlier terminated pursuant to the provisions
----------
of the Agreement, in the event that Grantee ceases, by reason of Disability, as defined hereinafter, to be an employee of or affiliated with the Company or an Affiliate, the Company shall pay to Grantee a single lump sum payment equal to the difference between the Exercise Price and the Fair Market Value of one share of Stock, measured as of the date of Disability, multiplied by the number of shares of Stock under the Option that were exercisable by Grantee as of the date of Disability. All other rights of Grantee under the Option shall expire immediately upon Grantee's Disability. For purposes of this Agreement, "Disability" shall mean the total and permanent disability of Grantee (incurred while in the active service of the Company or its Affiliates) based on proof satisfactory to the Committee. Total and permanent disability shall mean the inability of Grantee to engage in any substantial gainful activity for the Company or its Affiliates by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration, as determined by a physician or physicians selected by the Committee or other medical evidence satisfactory to the Committee. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee's determination as to whether Grantee is Disabled shall be final and binding on all parties concerned.

                                   ARTICLE 5
                PUT AND CALL RIGHTS, AND RIGHT OF FIRST REFUSAL

     Section 5.1  Put Rights of Optionee.  In the event of Grantee's death,
     -----------------------------------
Disability, Retirement, or involuntary termination without Cause, so long as the Stock of the Company is not publicly traded, Grantee or, in the event of Grantee's death, Grantee's executor, personal representative or the person to whom the Option or shares of Stock shall have been transferred by will or the laws of descent and distribution, as the case may be, shall have the right to tender and to require the Company, upon delivery of written notice to the Company, to purchase shares of Stock acquired by Grantee through exercise of the Option.

         The purchase price for shares of Stock tendered and purchased pursuant to this Section 5.1 shall be the Fair Market Value of the tendered shares of Stock as of the date the Company receives written notice of such tender and shall become payable in cash as soon as practicable after delivery of notice requesting such purchase and delivery of share certificates and executed stock powers to the Company. At the discretion of the Committee, payments made to Grantee upon the disposition of shares of Stock may be made by the Company in the form of a single lump sum or installments. Payments must be made in full no later than two (2) years from the date of disposition and shall, if not paid in full immediately, be credited annually with interest using an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the beginning of each such annual crediting period (as determined by the Committee).

     Section 5.2 Call Rights of Company. So long as the Stock is not publicly
     ----------------------------------
traded, the Company shall have the right to purchase, and Grantee shall have the corresponding obligation to sell, upon delivery of written notice to Grantee, any or all of Grantee's vested Options and any or all of the shares of Stock then owned by Grantee, ownership of which shares was acquired through exercise of the Option. The purchase price of shares of Stock pursuant to this Section
5.2 shall be the Fair Market Value of such shares of Stock as of the date the Company mails or otherwise delivers such written notice to Grantee. The purchase price of any vested Option pursuant to this Section 5.2 shall be the difference between the Exercise Price per share and the Fair Market Value of one share of Stock, measured as of the date the Company mails or otherwise delivers such written notice to Grantee, multiplied by the number of shares to which the Option relates that are being purchased. At the discretion of the Committee, payments made to Grantee under this Section 5.2 may be made by the Company in the form of a single lump sum or installments. Payments must be made in full no later than two (2) years from the date of disposition and shall, if not paid in full immediately, be credited annually with interest using an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the beginning of each such annual crediting period (as determined by the Committee).

         The provisions of this Section 5.2 shall apply in the event of Grantee's death, to Grantee's executor, personal representative or the person to whom the Option and/or shares of Stock shall have been transferred by will or the laws of descent and distribution, as though such person is Grantee.

     Section 5.3  Company's Right of First Refusal.  Until the closing of a
     ---------------------------------------------
firmly underwritten public offering of Stock raising in the aggregate at least ten million dollars ($10,000,000), the Stock issued upon exercise of the Option shall be subject to a right of first refusal pursuant to which Grantee shall be required to provide written notice to the Company of Grantee's intention to dispose of all or any portion of such Stock. The written notice shall contain information regarding the identity of the proposed purchaser or purchasers (the "Proposed Purchaser(s)"), the number of shares of Stock subject to the proposed transaction, the proposed price and terms of sale and the proposed closing date of such sale.

          For a period of twenty (20) days after the receipt by the Company of the written notice specified above, the Company shall have a right of first refusal to purchase the Stock subject to the proposed disposition at the price and on the terms offered by the Proposed Purchaser(s). The Company must exercise its right to purchase by giving written notice to the Grantee and to the Proposed Purchaser(s) within fifteen (15) days following receipt of the notice, which notice shall specify the number of shares of Stock the Company intends to purchase.

          The closing of the purchase and sale pursuant to this Section 5.3 shall be held at the Company's principal office on the date determined by the Company but not more than twenty (20) days following the Company's election to purchase the Stock. At the closing, certificates representing the shares to be sold shall be delivered to the Company, duly endorsed for transfer in blank or with assignments separate from certificates duly endorsed, with all necessary transfer tax stamps, if any, affixed or provided for against delivery of the purchase price.

          If the Company does not exercise its right to purchase within the time period provided herein with respect to all or any portion of the Stock covered by the notice, any shareholder who is a party to the Stockholders' Agreement as of the date of the notice shall have the right, for a period of twenty (20) days following expiration of the Company's purchase right, to elect to purchase that number of shares equal to the number of shares of Stock proposed to be sold multiplied by a fraction the numerator of which is the number of shares then owned by such shareholder and the denominator of which is the aggregate number of shares owned by all shareholders who are parties to the Stockholders' Agreement as of the date of the notice and who are electing to purchase such shares. Any unsold shares shall be offered proportionately to the purchasing shareholders for a period of five (5) days following expiration of the foregoing twenty (20)-day period. The purchase of such Stock by such shareholders shall be in accordance with the procedures set forth above.

          If neither the Company nor any of its shareholders eligible to purchase shares offered pursuant to this Section 5.3 exercises their purchase right within the time period provided herein with respect to all of the offered Stock, grantee shall be free for a period of fifteen (15) days thereafter to sell such shares to the Proposed Purchaser(s), at the same price and on the same terms and conditions as set forth in the notice, subject to all of the provisions of this Section 5.3. If Grantee shall not, within such fifteen (15) day period, consummate the sale with the Proposed Purchaser(s) in accordance with the terms of this Section 5.3, any subsequent sale by Grantee to the Proposed Purchaser(s) or to any other purchaser on the same or other terms and conditions must comply again with the provisions of this Section 5.3.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1  Non-Guarantee of Employment or Other Relationship.  Nothing in
     --------------------------------------------------------------
the Plan or the Agreement shall be construed as a contract of employment or for services between the Company (or an Affiliate) and Grantee, or as a contractual right of Grantee to continued employment or affiliation with the Company or an Affiliate, or as a limitation of the right of the Company or an Affiliate to terminate its relationship with Grantee at any time.

     Section 6.2  No Rights of Stockholder.  Grantee shall not have any of the
     -------------------------------------
rights of a stockholder with respect to the shares of Stock that may be issued upon the exercise of the Option until such shares of Stock have been issued to him upon the due exercise of the Option.

     Section 6.3  Withholding of Taxes.  The Company or any Affiliate shall have
     ---------------------------------
the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option; provided, however, that the value of the shares of Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Committee may require Grantee to make a cash payment to the Company or an Affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Company may refuse to issue any Stock certificate under the Plan until arrangements satisfactory to the Committee for such payment have been made.

     Section 6.4  Nontransferability of Option.  The Option shall be
     -----------------------------------------
nontransferable otherwise than by will or the laws of descent and distribution, and during the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative.

     Section 6.5  Agreement Subject to Charter, By-Laws and Governing Laws.
     ---------------------------------------------------------------------
This Agreement is subject to the Charter and By-Laws of the Company, and any applicable Federal or state laws, rules or regulations, including without limitation, the laws, rules, and regulations of the State of Delaware, other than the conflict of laws principles thereof.

     Section 6.6  Gender.  As used herein the masculine shall include the
     -------------------
feminine as the circumstances may require.

     Section 6.7  Headings.  The headings in the Agreement are for reference
     ---------------------
purposes only and shall not affect the meaning or interpretation of the Agreement.

     Section 6.8  Notices.  All notices and other communications made or given
     --------------------
pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

     Section 6.9  Entire Agreement; Modification.  The Agreement contains the
     -------------------------------------------
entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

     Section 6.10  Conformity with Plan.  This Agreement is intended to conform
     ----------------------------------
in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern.

     IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.




ATTEST:                              EROL'S INTERNET, INC.

                                     By:
----------------------------            ----------------------------------

WITNESS:                             GRANTEE



----------------------------
      -----------------------------------